Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re:	SONICblue Inc Diamond Multimedia Systems, Inc ReplayTV, Inc Sensory Science Corporation	Case No. 03-51775 msj, 03-51776 msj, 03-51777 msj, 03-51778 msj CHAPTER 11 MONTHLY OPERATING REPORT (GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Dec-05	PETITION DATE: 03/21/03
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current	End of Prior	As of Petition
2.	Asset and Liability Structure	Month	Month	Filing
	a. Current Assets	$77,723,113	$77,696,215	$167,641,723

	b. Total Assets	$77,723,113	$77,696,215	$171,565,518

	c. Current Liabilities	$545,257	$525,459	$259,140,287

	d. Total Liabilities	$237,149,423	$237,129,625	$283,757,820

				Cumulative
3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	(Case to Date)
	a. Total Receipts (includes net cash rec’d/paid to acquirer)	$129,747	$46,325	$120,784,487

	b. Total Disbursements	$102,848	$574,909	$46,126,259

	c. Excess (Deficiency) of Receipts Over Disbursements (a — b)	$26,899	($528,584)	$74,658,228

	d. Cash Balance Beginning of Month	$77,696,215	$78,224,799	$3,064,884

	e. Cash Balance End of Month (c + d)	$77,723,114	$77,696,215	$77,723,112

				Cumulative
		Current Month	Prior Month	(Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$7,100	($67,793)	($90,812,426)

5.	Account Receivables (Pre and Post Petition)	$0	$0

6.	Post-Petition Liabilities	$545,257	$525,459

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:			YES	NO
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X (Exhibit 1)

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		X

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X (Exhibit 2)

12.	Is the estate insured for replacement cost of assets and for general liability?		X

13.	Are a plan and disclosure statement on file?			X

14.	Was there any post-petition borrowing during this reporting period?			X

15.	Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly fee X ; Check if filing is current for: Post-petition tax reporting and tax returns: _____2002 tax return preparation is in progress
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:

Responsible Individual

BALANCE SHEET
(General Business Case)
For the Month Ended 12/31/05

		From Schedules	Market Value
Assets
Current Assets

1	Cash and cash equivalents — unrestricted		$77,723,113

2	Cash and cash equivalents — restricted		$0

3	Accounts receivable (net)	A	$0

4	Inventory	B	$0

5	Prepaid expenses		$0

6	Professional retainers

7	Other:

8

9	Total Current Assets		$77,723,113

Property and Equipment (Market Value)

10	Real property	C	$0

11	Machinery and equipment	D	$0

12	Furniture and fixtures	D	$0

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other:	D

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

Other Assets

22	Loans to shareholders

23	Loans to affiliates

24

25

26

27

28	Total Other Assets		$0

29	Total Assets		$77,723,113

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages

31	Payroll taxes

32	Real and personal property taxes

33	Income taxes

34	Sales taxes

35	Notes payable (short term)

36	Accounts payable (trade)	A	$0

37	Real property lease arrearage

38	Personal property lease arrearage

39	Accrued professional fees		$545,257

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other:

42

43

44	Total Current Liabilities		$545,257

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$545,257

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0

48	Priority unsecured claims	F	$0

49	General unsecured claims	F	$0

50	Total Pre-Petition Liabilities		$236,604,166

51	Total Liabilities		$237,149,423

Equity (Deficit)

52 Retained Earnings/(Deficit) at time of filing			($644,469,546)

53 Capital Stock			$419,094,388

54 Additional paid-in capital			$156,761,274

55 Cumulative profit/(loss) since filing of case			($90,812,426)

56 Post-petition contributions/(distributions) or (draws)

57

58 Market value adjustment

59	Total Equity (Deficit)		($159,426,310)

60 Total Liabilities and Equity (Deficit)			$77,723,113

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$0

31-60 Days	$0

61-90 Days	$0		$0

91+ Days	$595,070

Total accounts receivable/payable	$595,070	$0

Allowance for doubtful accounts	$595,070

Accounts receivable (net)	$0

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
Inventory(ies)
Balance at
End of Month
		Inventory Beginning of Month	$0

Add -
Retail/Restaurants -		Net purchase

Product for resale	$0	Direct labor

Manufacturing overhead

Distribution -		Freight in

Products for resale		Other:

$0

Manufacturer -
Raw Materials

Work-in-progress		Less -

Finished goods		Inventory End of Month	$0

Shrinkage

Other — Explain		Personal Use

		Cost of Goods Sold	$0

TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes No
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost
Weekly		LIFO cost
Monthly		Lower of cost or market
Quarterly		Retail method
Semi-annually		Other
Annually		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

Description	Cost	Market Value

Total	$0	$0

Schedule D
Other Depreciable Assets

Description		Cost	Market Value
Machinery & Equipment -

	Total	$0	$0

Furniture & Fixtures -

	Total	$0	$0

Office Equipment -

	Total	$0	$0

Leasehold Improvements -

	Total	$0	$0

Vehicles -

	Total	$0	$0

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 12/31/05

Current Month
					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
		$0	1	Gross Sales	$7,257,704

		$0	2	less: Sales Returns & Allowances	$4,063,280

	$0	$0	3	Net Sales	$3,194,424	$0

		$0	4	less: Cost of Goods Sold (Schedule ‘B’)	$2,236,107

	$0	$0	5	Gross Profit	$958,317	$0

		$0	6	Interest	$0

		$0	7	Other Income:	$3,827,735

		$0	8	Gain or (Loss) on UMC sales	($16,535,860)

		$0	9		$0

$0	$0	$0	10	Total Revenues	($11,749,808)	$0

				Expenses:
$13,500		($13,500)	11	Compensation to Owner(s)/Officer(s)	$781,282

$19,250		($19,250)	12	Salaries	$1,793,093

		$0	13	Commissions	$0

$5,000		($5,000)	14	Contract Labor Rent/Lease:	$230,600

		$0	15	Personal Property	$8,533

		$0	16	Real Property	$999,738

$203		($203)	17	Insurance	$2,469,097

		$0	18	Management Fees	$0

		$0	19	Depreciation Taxes:	$159,065

$475		($475)	20	Employer Payroll Taxes	$334,605

		$0	21	Real Property Taxes	$12,760

		$0	22	Other Taxes	$34,630

		$0	23	Other Selling	$931,305

$14,219		($14,219)	24	Other Administrative	$865,636

		$0	25	Interest	$777,750

		$0	26	Other Expenses: amortization	$1,461,364

		$0	27		$0

		$0	28		$0

		$0	29		$0

		$0	30		$0

		$0	31		$0

		$0	32		$0

		$0	33		$0

		$0	34		$0

$52,647	$0	($52,647)	35	Total Expenses	$10,859,458	$0

($52,647)	$0	($52,647)	36	Subtotal	($22,609,266)	$0

				Reorganization Items:
($70,000)		$70,000	37	Professional Fees	($7,320,330)

		$0	38	Provisions for Rejected Executory Contracts	$0

$129,747		$129,747	39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	$1,041,173

					$0

		$0	40	Gain or (Loss) from Sale of Equipment	($61,854,504)

		$0	41	U.S. Trustee Quarterly Fees	($69,500)

		$0	42		$0

$59,747	$0	$59,747	43	Total Reorganization Items	($68,203,161)	$0

$7,100	$0	$7,100	44	Net Profit (Loss) Before Federal & State Taxes	($90,812,427)	$0

		$0	45	Federal & State Income Taxes

$7,100	$0	$7,100	46	Net Profit (Loss)	($90,812,427)	$0

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable Federal

Income Tax Withholding					$0

FICA — Employee					$0

FICA — Employer					$0

Unemployment (FUTA)					$0

Income					$0

Other (Attach List)					$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding					$0

Unemployment (UT)					$0

Disability Insurance (DI)					$0

Empl. Training Tax (ETT)					$0

Sales					$0

Excise					$0

Real property					$0

Personal property					$0

Income					$0

Other (Attach List)					$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification -	Amount	Amount (b)
Secured claims (a)

Priority claims other than taxes

Priority tax claims

General unsecured claims

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank

Account Type

Account No.

Account Purpose

Balance, End of Month

Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended ___________

		Actual	Cumulative
		Current Month	(Case to Date)
Cash Receipts
1	Rent/Leases Collected

2	Cash Received from Sales	$0

3	Interest Received	$0

4	Borrowings

5	Funds from Shareholders, Partners, or Other Insiders

6	Capital Contributions

7

8

9

10

11

12	Total Cash Receipts	$0	$0

Cash Disbursements
13	Payments for Inventory	0

14	Selling	$0

15	Administrative	$0

16	Capital Expenditures

17	Principal Payments on Debt

18	Interest Paid	$0

Rent/Lease:
19	Personal Property

20	Real Property

Amount Paid to Owner(s)/Officer(s)
21	Salaries

22	Draws

23	Commissions/Royalties

24	Expense Reimbursements

25	Other

26	Salaries/Commissions (less employee withholding)

27	Management Fees

Taxes:
28	Employee Withholding

29	Employer Payroll Taxes

30	Real Property Taxes

31	Other Taxes

32	Other Cash Outflows:

33

34

35

36

37

38	Total Cash Disbursements:	$0	$0

39	Net Increase (Decrease) in Cash	$0	$0

40	Cash Balance, Beginning of Period

41	Cash Balance, End of Period	$0	$0

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 12/31/05

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Flows From Operating Activities
1	Cash Received from Sales		$7,993,352

2	Rent/Leases Collected		$615,220

3	Interest Received & Other		$998,194

4	Cash Paid to Suppliers		$1,638,489

5	Cash Paid for Selling Expenses		$821,150

6	Cash Paid for Administrative Expenses	$8,590	$899,215

	Cash Paid for Rents/Leases:

7	Personal Property		$28,009

8	Real Property		$1,677,323

9	Cash Paid for Interest		$0

10	Cash Paid for Net Payroll and Benefits	$19,453	$2,087,053

	Cash Paid to Owner(s)/Officer(s)		$0

11	Salaries	$13,500	$778,351

12	Draws		$0

13	Commissions/Royalties		$0

14	Expense Reimbursements		$0

15	Other		$0

	Cash Paid for Taxes Paid/Deposited to Tax Acct.		$0

16	Employer Payroll Tax	$475	$217,851

17	Employee Withholdings		$0

18	Real Property Taxes		$0

19	Other Taxes (includes withholding taxes paid on UMC shares)		$3,303,588

20	Cash Paid for General Expenses	$10,630	$1,368,424

21	Rebates		$600,459

22

23

24

25

26

27	Net Cash Provided (Used) by Operating Activities before Reorganization Items	($52,648)	($3,813,146)

	Cash Flows From Reorganization Items

28	Interest Received on Cash Accumulated Due to Chp 11 Case	$129,747	$1,041,173

29	Professional Fees Paid for Services in Connection with Chp 11 Case	$50,200	$8,070,961

30	U.S. Trustee Quarterly Fees		$72,000

31A	KERP/PTO & Severance payments		$3,000,000

31B	Net cash (received)/paid related to sold/discontinued product lines		$0

32	Net Cash Provided (Used) by Reorganization Items	$79,547	($10,101,788)

33	Net Cash Provided (Used) for Operating Activities and Reorganization Items	$26,899	($13,914,934)

	Cash Flows From Investing Activities

34	Capital Expenditures		$0

35	Proceeds from Sales of Capital Goods due to Chp 11 Case		$45,294,289

36	Proceeds from UMC sales		$64,842,259

37	Net Cash Provided (Used) by Investing Activities	$0	$110,136,548

	Cash Flows From Financing Activities

38	Net Borrowings (Except Insiders)		$0

39	Net Borrowings from Shareholders, Partners, or Other Insiders		$0

40	Capital Contributions		$0

41	Principal Payments		$21,563,386

42			$0

43	Net Cash Provided (Used) by Financing Activities	$0	($21,563,386)

44	Net Increase (Decrease) in Cash and Cash Equivalents	$26,899	$74,658,228

45	Cash and Cash Equivalents at Beginning of Month	$77,696,215	$3,064,884

46	Cash and Cash Equivalents at End of Month	$77,723,114	$77,723,112

SONICblue, Inc Professional Payments	Exhibit 1

Name	Date	Total

Pillsbury, Windthrop, Shaw, Pitman LLP	12/26/2005	50,200.13

Total		$50,200.13